COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES	COMMITMENTS, CONTINGENCIES AND GUARANTEES
Commitments
TC Energy and its affiliates have long-term natural gas transportation and natural gas purchase arrangements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business. Purchases under these contracts in 2023 were $397 million (2022 – $362 million; 2021 – $239 million).
The Company has entered into PPAs with solar and wind-power generating facilities ranging from 2024 to 2038 that require the purchase of generated energy and associated environmental attributes. At December 31, 2023, the total planned capacity secured under the PPAs is approximately 800 MW with the generation subject to operating availability and capacity factors. These PPAs do not meet the definition of a lease or derivative. Future payments and their timing cannot be reasonably estimated as they are dependent on when certain underlying facilities are placed into service and the amount of energy generated. Certain of these purchase commitments have offsetting sale PPAs for all or a portion of the related output from the facility.
Capital expenditure commitments include obligations related to the construction of growth projects and are based on the projects proceeding as planned. Changes to these projects, including cancellation, would reduce or possibly eliminate these commitments as a result of cost mitigation efforts. At December 31, 2023, TC Energy had approximately $2.1 billion of capital expenditure commitments, primarily consisting of:
•$0.3 billion for its U.S. natural gas pipelines, primarily related to construction costs associated with ANR and other pipeline projects
•$1.3 billion for its Mexico natural gas pipelines related to construction of the Southeast Gateway pipeline.
Contingencies
TC Energy is subject to laws and regulations governing environmental quality and pollution control. At December 31, 2023, the Company had accrued approximately $19 million (2022 – $20 million) related to operating facilities, which represents the present value of the estimated future amount it expects to spend to remediate the sites. However, additional liabilities may be incurred as assessments take place and remediation efforts continue.
TC Energy and its subsidiaries are subject to various legal proceedings, arbitrations and actions arising in the normal course of business. The amounts involved in such proceedings are not reasonably estimable as the final outcome of such legal proceedings cannot be predicted with certainty. The Company assesses all legal matters on an ongoing basis, including those of its equity investments, to determine if they meet the requirements for disclosure or accrual of a contingent loss. With the potential exception of the matters discussed below, for which the claims are material and there is a reasonable possibility of loss, but have not been assessed as probable and a reasonable estimate of loss cannot be made, it is the opinion of management that the ultimate resolution of such proceedings and actions will not have a material impact on the Company's consolidated financial position or results of operations.
Coastal GasLink LP
Coastal GasLink LP is in dispute with a number of contractors related to construction of the Coastal GasLink pipeline. Material legal matters pertaining to Coastal GasLink are summarized as follows:
SA Energy Group
Coastal GasLink LP is in arbitration with SA Energy Group (SAEG), which is one of the prime construction contractors on the Coastal GasLink pipeline. While still engaged as prime contractor, SAEG filed a request to arbitrate in February 2022, seeking damages for incremental costs resulting from alleged project delays. In order to mitigate cost, schedule and environmental risk while the project was in active construction, Coastal GasLink LP advanced without prejudice payments to SAEG which Coastal GasLink LP now seeks to recover via set off. By agreement among the parties, the scope of the arbitration is limited to damages for project work completed prior to December 29, 2022. In November 2023, SAEG filed materials purporting to seek damages in excess of $1.1 billion. Coastal GasLink LP continues to dispute the merits of SAEG’s claims and to assert its right to set off. Arbitration is scheduled to proceed in late 2024. At December 31, 2023, the final outcome of this matter cannot be reasonably estimated.
Pacific Atlantic Pipeline Construction Ltd.
Coastal GasLink LP is in arbitration with one of its previous prime contractors, Pacific Atlantic Pipeline Construction Ltd. (PAPC). Coastal GasLink LP terminated its contract with PAPC for cause, due to the failure of PAPC to complete work as scheduled and made a demand on the parental guarantee for payment of the guaranteed obligations. Following Coastal GasLink LP’s demand on the guarantee, in August 2022, PAPC initiated arbitration. As of November 2023, PAPC purports to seek at least $428 million in damages for wrongful termination for cause, termination damages and payments alleged to be outstanding. Coastal GasLink LP disputes the merits of PAPC’s claims and has counterclaimed against PAPC and its parent company and guarantor, Bonatti S.p.A., citing delays and failures by PAPC to perform and manage work in accordance with the terms of its contract. Coastal GasLink LP estimates its damages to be $1.2 billion. Arbitration is scheduled to proceed in late 2024. At December 31, 2023, the final outcome of this matter cannot be reasonably estimated.
Separately, Coastal GasLink LP has sought to draw down on a $117 million irrevocable standby letter of credit (LOC) provided by PAPC based on a bona fide belief that Coastal GasLink LP’s damages are in excess of the face value of the LOC. PAPC has applied for an injunction restraining Coastal GasLink LP from drawing on the LOC pending the completion of the arbitration between Coastal GasLink LP, PAPC, and Bonatti, which is the subject of further court proceedings.
Keystone XL
In 2021, TC Energy filed a Request for Arbitration to formally initiate a legacy North American Free Trade Agreement (NAFTA) claim to recover economic damages resulting from the revocation of the Presidential Permit for the Keystone XL pipeline project. In 2022, the International Centre for Settlement of Investment Disputes formally constituted a tribunal to hear TC Energy's request for arbitration under NAFTA. In April 2023, the tribunal suspended the proceeding, granting a request from the U.S. Department of State to decide the jurisdictional grounds of the case as a preliminary matter. A hearing on the jurisdictional matter is set to occur in second quarter of 2024. In April 2023, the Government of Alberta filed its own request for arbitration, which will proceed separately from the Company's claim. Termination activities undertaken in 2023, including asset dispositions and preservation, will continue through the first half of 2024. The Company will continue to coordinate with regulators, stakeholders and Indigenous groups to meet its environmental and regulatory commitments.
2016 Columbia Pipeline Acquisition Lawsuit
In 2023, the Delaware Chancery Court issued its decision in the class action lawsuit commenced by former shareholders of Columbia Pipeline Group Inc. (CPG) related to the acquisition of CPG by TC Energy in 2016. The Court found that the former CPG executives breached their fiduciary duties, that the former CPG Board breached its duty of care in overseeing the sale process and that TC Energy aided and abetted those breaches. The Court awarded US$1 per share in damages to the plaintiffs and total damages, which is presently estimated at US$400 million plus statutory interest. Post-trial briefing and argument has concluded and a decision from the Court allocating liability as between TC Energy and the CPG executives is expected sometime in the first half of 2024. Until the allocation of damages is known, the amount that TC Energy is liable for cannot be reasonably estimated, therefore, the Company has not accrued a provision for this claim at December 31, 2023. Management expects to proceed with an appeal following the Court’s determination of total damages and TC Energy’s allocated share.
Guarantees
TC Energy and its partner on the Sur de Texas pipeline, IEnova, have jointly guaranteed the financial performance of the entity which owns the pipeline. Such agreements include a guarantee and a letter of credit which are primarily related to the delivery of natural gas.
TC Energy and its joint venture partner on Bruce Power, BPC Generation Infrastructure Trust, have each severally guaranteed certain contingent financial obligations of Bruce Power related to a lease agreement and contractor and supplier services.
The Company and its partners in certain other jointly-owned entities have either: i) jointly and severally; ii) jointly or             iii) severally guaranteed the financial performance of these entities. Such agreements include guarantees and letters of credit which are primarily related to construction services and the payment of liabilities. For certain of these entities, any payments made by TC Energy under these guarantees in excess of its ownership interest are to be reimbursed by its partners.
The carrying value of these guarantees has been recorded in Other long-term liabilities on the Consolidated balance sheet. Information regarding the Company’s guarantees were as follows:

at December 31		2023		2022
	Term	Potential Exposure[1]	Carrying Value	Potential Exposure[1]	Carrying Value
(millions of Canadian $)

Sur de Texas	Renewable to 2053	97	—	100	—
Bruce Power	Renewable to 2065	88	—	88	—
Other jointly-owned entities	to 2043	80	3	81	3
		265	3	269	3
1TC Energy's share of the potential estimated current or contingent exposure.